Rule 497(e)

                       FIRST TRUST EXCHANGE-TRADED FUND II

             FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
                                  (the "Fund")

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 20, 2007,

                             DATED NOVEMBER 28, 2008

         Effective December 1, 2008, the size of Creation Units of the Fund has been changed from 100,000 Shares to 50,000 Shares.

         Accordingly, the first paragraph under the "Creation Transaction Fees and Redemption Transaction Fees" heading on page 9 is hereby replaced with the following:

         The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a Creation Transaction Fee (as defined below) that is currently $1,000 for each purchase transaction, regardless of the number of Creation Units involved. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the Index. The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Transaction Fee (as defined below) that is currently $1,000 for each redemption transaction, regardless of the number of Creation Units involved. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the Index. See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be $11,198 if the Creation Unit is redeemed after one year and $37,311 if the Creation Unit is redeemed after three years.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE


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                                                                     Rule 497(e)

                       FIRST TRUST EXCHANGE-TRADED FUND II

             FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
                                  (the "Fund")

    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 20, 2007,

                             DATED NOVEMBER 28, 2008

         Effective December 1, 2008, the size of Creation Units of the Fund has been changed from 100,000 Shares to 50,000 Shares.

             PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF
                   ADDITIONAL INFORMATION FOR FUTURE REFERENCE


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